EXHIBIT 32


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        In connection with the Quarterly Report of Nelnet, Inc. and subsidiaries (the "Company") on Form 10-Q for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

        1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  August 9, 2005                 By:  /s/ Michael S. Dunlap
                                      ----------------------------------------
                                      Name:    Michael S. Dunlap
                                      Title:   Chairman and Co-Chief
                                               Executive Officer

                                      By: /s/ Stephen F. Butterfield
                                      ----------------------------------------
                                      Name:   Stephen F. Butterfield
                                      Title:  Vice-Chairman and Co-Chief
                                              Executive Officer


                                      By:  /s/ Terry J. Heimes
                                      ----------------------------------------
                                      Name:    Terry J. Heimes
                                      Title:   Chief Financial Officer